DIREXION SHARES ETF TRUST
DIREXION DAILY 7-10 YEAR TREASURY BULL 3X SHARES (TYD)
DIREXION DAILY 7-10 YEAR TREASURY BEAR 3X SHARES (TYO)
DIREXION DAILY 20+ YEAR TREASURY BULL 3X SHARES (TMF)
DIREXION DAILY 20+ YEAR TREASURY BEAR 3X SHARES (TMV)
(the “Funds”)

Supplement dated June 27, 2022 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2022, as last supplemented

Effective immediately, the first two paragraphs under the heading “About Your Investments – Share Price of the Funds” in the Prospectus are replaced with the one paragraph below:
ABOUT YOUR INVESTMENT
Share Price of the Funds
A fund’s share price is known as its net asset value (“NAV”). Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the Business Day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
Additionally, effective immediately, the first two paragraphs under the heading “Determination of Net Asset Value” in the SAI are replaced with the one paragraph below:
DETERMINATION OF NET ASSET VALUE
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
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For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.